Exhibit 99.3

THE RIGHTS OF THE SECURED PARTIES UNDER THIS SECURITY
AGREEMENT ARE SUBJECT TO AND GOVERNED BY THE TERMS OF A
SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH BY AND
BETWEEN THE UNDERSIGNED SECURED PARTIES AND LASALLE BANK
NATIONAL ASSOCIATION.

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is dated as of October ___, 2002, by and between PLYMOUTH RUBBER COMPANY, INC. ("DEBTOR") and GENERAL ELECTRIC CAPITAL CORPORATION, individually and as agent ("GE CAPITAL"); THE CIT GROUP/EQUIPMENT FINANCING, INC. ("CIT"); and BANKNORTH, N.A. ("BANKNORTH") (collectively, "SECURED
PARTIES").

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

As used in this Security Agreement, the terms set forth in this Article 1 have the meanings set forth below, unless the specific context of this Security Agreement clearly requires a different meaning. Terms defined in this Article 1 or elsewhere in this Security Agreement are in all capital letters throughout this Security Agreement. The singular use of any defined term includes the plural and the plural use includes the singular.

Section 1.1. Agreement. The term "AGREEMENT" means this Security Agreement, as amended, extended, or modified from time to time by the parties hereto, as well as all schedules, exhibits and attachments hereto.

Section 1.2. Banknorth Loans. The term "BANKNORTH LOANS" means collectively the term loans that have been extended to the DEBTOR and are evidenced, respectively, by the following instruments:

(i) Promissory Note from the DEBTOR as maker dated November 25, 1998, as modified, in the originally stated principal amount of $1,339,031.88 and an unpaid principal balance as of October 1, 2002 of $794,623.78 with interest accruing thereon at the rate of seven and
10/100's percent (7.10%) per annum;

(ii) Promissory Note from the DEBTOR as maker dated June 30, 1999, as modified, in the originally stated principal amount of $867,743.00 and an unpaid principal balance as of
October 1, 2002 of $617,739.69, with interest accruing thereon at the rate of eight and 39/100's percent (8.39%) per annum;

(iii) Promissory Note from the DEBTOR as maker dated March 3, 2000, as modified, in the originally stated principal amount of $810,249.90 and an unpaid principal balance as of
October 1, 2002 of $676,205.34, with interest accruing thereon at the rate of nine and 11/100's percent (9.11%) per annum; and


(iv) Promissory Note from the DEBTOR as maker dated on or about May 3, 2000, as modified, in the originally stated principal amount of $161,313.39 and an unpaid principal balance as of October 1, 2002 of $139,214.52, with interest accruing thereon at the rate of nine and 5/100's percent (9.05%) per annum.

Section 1.3. CIT Leases. The term "CIT LEASES" means collectively: (a) the Equipment Lease Schedule No. Five (CIT No. 65169) dated as accepted by the Lessor thereunder on November 20, 1997 to a Master Equipment Lease Agreement (No. 941229DIR) dated as accepted by the Lessor thereunder on April 25, 1995 by and between the DEBTOR and Champion
Credit Corporation, with respect to which the aggregate amount of rental payments as of
October 1, 2002 remaining to be paid thereunder is $198,127.09, and the final rental payment is due on March 1, 2003; and (b) the Equipment Lease Schedule No. Eight (CIT No. 81488) dated as accepted by the Lessor thereunder on June 12, 1998 to a Master Equipment Lease Agreement
(No. 941229DIR) dated as accepted by the Lessor thereunder on April 25, 1995 by and between the DEBTOR and Champion Credit Corporation, with respect to which the aggregate amount of unpaid principal payments as of October 1, 2002 remaining to be paid thereunder is $288,103.51 and the final rental payment is due on December 1, 2003.

Section 1.4. Collateral. The term "COLLATERAL" means: (a) all of the DEBTOR'S "Accounts," "Chattel Paper," "Documents," "General Intangibles" (including without limitation all trademarks and patent rights), "Instruments," "Inventory,"
"Payment Intangibles," and "Promissory
Notes," as such terms are defined in MASS. GEN. LAWS ch. 106  9-101 to 9-709
(2002); (b) all
patents and trademarks of the DEBTOR; (c) all records pertaining to the foregoing; (d) all of the
DEBTOR'S fixtures; and (e) the products and proceeds of the foregoing.

Section 1.5. Event Of Default. The term "EVENT OF DEFAULT" means any of the events set forth as defaults or Events of Default in any of the SECURED PARTY DOCUMENTS, provided that any requirement for the giving of notice, the lapse of time (including any grace or cure periods), or both, or any other expressly stated condition, has been satisfied.


Section 1.6. GE Loans. The term "GE LOANS" means collectively the loans that have been extended to the DEBTOR by GE CAPITAL and are evidenced, respectively, by the following instruments:

(i) Promissory Note from the DEBTOR as maker dated December 3, 1997, as modified, in the originally stated principal amount of $4,050,000 and an unpaid principal balance as of
October 1, 2002 of $2,484,607.43, with interest accruing thereon at the rate of eight and 54/100's percent (8.54%) per annum;

(ii) Promissory Note from the DEBTOR as maker dated April 13, 1998, as modified, in the originally stated principal amount of $3,710,000 and an unpaid principal balance as of
October 1, 2002 of $1,789,992.18, with interest accruing thereon at the rate of eight and 4/100's percent (8.04%) per annum;

(iii) Promissory Note from the DEBTOR as maker dated November 12, 1998, as modified, in the originally stated principal amount of $450,000 and an unpaid principal balance as of October 1, 2002 of $216,300.99, with interest accruing thereon at the rate of seven and 75/100's percent (7.75%) per annum;


(iv) Promissory Note from the DEBTOR as maker dated December 30, 1999, as modified, in the originally stated principal amount of $550,000 and an unpaid principal balance as of October 1, 2002 of $430,958.91, with interest accruing thereon at the rate of eight and 75/100's percent (8.75%) per annum;

(v) Promissory Note from the DEBTOR as maker dated June 5, 2000, as modified, in the originally stated principal amount of $1,469,978.50 and an unpaid principal balance as of
October 1, 2002 of $1,291,525.78, with interest accruing thereon at the rate of nine and 56/100's percent (9.56%) per annum; and

(vi) Promissory Note from the DEBTOR as maker dated August 24, 2000, as modified, in the originally stated principal amount of $1,104,077 and an unpaid principal balance as of
October 1, 2002 of $999,226.07, with interest accruing thereon at the rate of eight and
9805/10,000's percent (8.9805%) per annum.

Section 1.7. LaSalle. The term "LASALLE" means LaSalle Bank National Association or any successor or successors in interest as lender to the DEBTOR.

Section 1.8. Laws. The term "LAWS" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any thereof.

Section 1.9. Loans. The term "LOANS" means collectively the GE LOANS and the BANKNORTH LOANS.

Section 1.10. Obligations. The term "OBLIGATIONS" means the obligations of the DEBTOR to pay to the SECURED PARTIES all sums due to the SECURED PARTIES arising out of or related to the LOANS or the CIT LEASES. The term "OBLIGATIONS" shall not include any other financings, loans, obligations, or leases, whether currently existing or arising in the future.

Section 1.11. Permitted Liens. The term "PERMITTED LIENS" means: (a) liens granted to or for the benefit of LASALLE; and (b) liens for taxes, assessments, or similar charges incurred in the ordinary course of business that are not yet due and payable.

Section 1.12. Person. The term "PERSON" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, court, or government or political subdivision or agency thereof.

Section 1.13. Records. The term "RECORDS" means correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer or machine language.

Section 1.14. Secured Party Documents. The term "SECURED PARTY DOCUMENTS" means collectively all of the loan and lease documents which evidence or secure any of the LOANS or the CIT LEASES.

Section 1.15. Secured Party Expenses. The term "SECURED PARTY EXPENSES" means all reasonable out-of-pocket expenses or costs incurred by the SECURED PARTIES for whatever reason arising out of, pertaining to, or in any way connected with this AGREEMENT or the OBLIGATIONS, or any documents executed in connection herewith or transactions hereunder, including without limitation: All costs or expenses required to be paid by the DEBTOR pursuant to this AGREEMENT or as otherwise provided for in any of the SECURED PARTY DOCUMENTS;
taxes and insurance premium of every nature and kind of DEBTOR paid by the SECURED
PARTIES; reasonable and necessary costs and expenses incurred by the SECURED PARTIES in the collection of the ACCOUNTS (with or without the institution of legal action), to correct any default or enforce any provision of this AGREEMENT, or in gaining possession of, maintaining, handling, evaluating, preserving, storing, shipping, selling, preparing for sale and/or advertising to sell the COLLATERAL or any other property of the DEBTOR in which the SECURED PARTIES have a lien whether or not a sale is consummated; reasonable and necessary costs and expenses of litigation incurred by the SECURED PARTIES in enforcing or defending this AGREEMENT or any portion hereof; and reasonable and necessary attorneys' fees and expenses incurred by the
SECURED PARTIES in obtaining advice or the services of their respective attorneys with respect to the structuring, drafting, negotiating, reviewing, amending, terminating, enforcing or defending of this AGREEMENT, or any portion hereof or any agreement or matter related hereto, whether or not litigation is instituted; and reasonable travel expenses related to any of the foregoing.

Section 1.16. Subordination Agreement. The term "SUBORDINATION AGREEMENT" means the Subordination Agreement of even date herewith by and between LASALLE and the
SECURED PARTIES.

ARTICLE 2
SECURITY FOR THE OBLIGATIONS

Section 2.1. Grant Of Security Interests. Subject to the terms of the SUBORDINATION
AGREEMENT and in order to secure the payment and performance of the OBLIGATIONS and the performance of all duties of the DEBTOR under the SECURED PARTY DOCUMENTS, the
DEBTOR hereby assigns to the SECURED PARTIES all of the DEBTOR'S right, title, and interests in and to, and grants to the SECURED PARTIES a continuing security interest in and to, all of the COLLATERAL.

Section 2.2. Proceeds And Products. The SECURED PARTIES' security interests provided for herein shall apply to the proceeds, including but not limited to insurance proceeds, and the products of the COLLATERAL.

Section 2.3. Priority Of Security Interest. Each of the security interests granted by the
DEBTOR to the SECURED PARTIES pursuant to this AGREEMENT shall be a perfected security interest in the COLLATERAL, second in lien priority only to the liens of LASALLE therein as more particularly set forth in the SUBORDINATION AGREEMENT.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

The DEBTOR makes the representations and warranties set forth in this Article
3. The
DEBTOR acknowledges the SECURED PARTIES' justifiable rights to rely upon these representations and warranties.

Section 3.1. Title To Collateral. With the sole exception of the liens and security interests of LASALLE in and to the COLLATERAL, the DEBTOR has good and marketable title to all of the COLLATERAL. The SECURED PARTIES' liens described herein shall constitute perfected security interests and liens thereon, junior in lien priority only to the liens and security interests therein of LASALLE.

Section 3.2. Status. The DEBTOR is validly incorporated under the LAWS of the Commonwealth of Massachusetts, and its operations and affairs have been effectively and validly commenced. The DEBTOR has the power to own its properties, conduct its business and affairs, and perform the OBLIGATIONS. The DEBTOR'S entry into this AGREEMENT has been validly and effectively approved by its board of directors as may be required by its charter, by-laws, and applicable LAWS. All copies of the charter, by-laws, and corporate resolutions of the DEBTOR submitted to the SECURED PARTIES are true, accurate, and complete and no action has been taken in diminution or abrogation thereof.

Section 3.3. Valid, Binding and Enforceable. The SECURED PARTY DOCUMENTS executed by the DEBTOR are the valid and binding obligations of the DEBTOR and are fully enforceable against the DEBTOR in accordance with all stated terms.

ARTICLE 4
COVENANTS

The DEBTOR covenants and agrees during the term of this AGREEMENT and while any OBLIGATIONS are outstanding and unpaid to comply with the following covenants:

Section 4.1.Payment And Performance. All OBLIGATIONS shall be paid and performed in full when and as due.

Section 4.2. Casualty Insurance. Until the full and complete satisfaction of all of the
OBLIGATIONS, the DEBTOR shall maintain for all of its respective assets and properties, whether real, personal, or mixed and including but not limited to the COLLATERAL, fire and extended coverage casualty insurance in amounts reasonably satisfactory to the SECURED PARTIES
(subject to the terms of the SUBORDINATION AGREEMENT), naming the SECURED PARTIES as loss payee with respect to the COLLATERAL, with an insurance company and upon policy forms containing standard mortgagee clauses which are acceptable to and approved by the SECURED
PARTIES. The casualty insurance policies shall be endorsed so as to make them noncancellable unless thirty (30) days prior notice of cancellation is provided to the SECURED PARTIES. Subject to the rights of LASALLE, the proceeds of any insured loss shall be applied by the SECURED
PARTIES to the OBLIGATIONS on a pari passu basis, in such order of application as determined by the SECURED PARTIES.

Section 4.3. Inspections Of Records. The SECURED PARTIES shall have the right to call at the DEBTOR'S places of business at intervals to be determined by the SECURED PARTIES, before or after an EVENT OF DEFAULT, and without hindrance or delay to audit, inspect, verify, check and make extracts or photocopies from the RECORDS of the DEBTOR and other data relating to the COLLATERAL or any of the DEBTOR'S indebtedness.

Section 4.4. Further Assurances And Power Of Attorney. The DEBTOR shall execute from time to time such other and further documents, including but not limited to confirmatory deeds, deeds of trust, promissory notes, security agreements, agreements, financing statements, continuation statements, and the like which, in the reasonable opinion of the SECURED PARTIES or the SECURED PARTIES' counsel, may be necessary to perfect, confirm, establish, reestablish, continue, or complete the security interests and liens of the SECURED PARTIES in the
COLLATERAL, it being the intention of the DEBTOR to provide hereby a full and absolute warranty of further assurance to the SECURED PARTIES.

Section 4.5. Advancements. If the DEBTOR fails to perform any of the affirmative covenants contained in this Article or to protect or preserve its assets and properties, or if the
DEBTOR fails to protect or preserve the COLLATERAL or the status and priority of the security interests of the SECURED PARTIES in the COLLATERAL, the SECURED PARTIES may make advances to perform the same on behalf of the DEBTOR or to protect or preserve the assets and properties of the DEBTOR or to protect or preserve the COLLATERAL or the status and priority of the security interest of the SECURED PARTIES in the COLLATERAL, and all sums so advanced shall immediately upon advance become secured by the security interest created by this
AGREEMENT. The DEBTOR shall repay on demand all sums so advanced on the DEBTOR'S behalf, plus all expenses or costs incurred by the SECURED PARTIES, including reasonable legal fees, with interest thereon at the highest rate allowed under applicable LAW (not to exceed fifteen percent (15%) per annum). The provisions of this Section shall not be construed to prevent the institution of the rights and remedies of the SECURED PARTIES upon the occurrence of an
EVENT OF DEFAULT. The contrary notwithstanding, the authorization contained in this Section shall impose no duty or obligation on the SECURED PARTIES to perform any action or make any advancement on behalf of the DEBTOR and is for the sole benefit and protection of the SECURED
PARTIES.

Section 4.6. Compliance With Laws. The DEBTOR shall comply in all material respects with all applicable LAWS with respect to: (a) all restrictions, specifications, or other requirements pertaining to products that it sells or to the services it performs; (b) the conduct of its business; (c) the use, maintenance, and operation of the real and personal properties owned or leased by it in the conduct of its business; (d) the obtaining of all necessary licenses and permits necessary to engage in its business; and (e) the making, storing, handling, treating, disposing, generating, transporting, or release of hazardous substances.

Section 4.7. No Sale Or Transfer Of Collateral. The DEBTOR shall not sell, transfer, lease or otherwise dispose of all or any part of the COLLATERAL, other than transactions in the ordinary course of the DEBTOR'S business.

Section 4.8. No Encumbrance Of Collateral. The DEBTOR shall not further mortgage, pledge, grant or permit to exist a security interest in or lien upon any of the COLLATERAL, except for PERMITTED LIENS.

ARTICLE 5
RIGHTS AND REMEDIES ON THE OCCURRENCE
OF AN EVENT OF DEFAULT

Section 5.1. Secured Parties' Specific Rights And Remedies. In addition to all other rights and remedies provided by LAW and the SECURED PARTY DOCUMENTS but subject to the terms of the SUBORDINATION AGREEMENT, the SECURED PARTIES, upon the occurrence of any EVENT OF DEFAULT, may: (a) foreclose or enforce all or any security interests, mortgage interests, deed of trusts, liens, assignments, or pledges created by this AGREEMENT or any other
SECURED PARTY DOCUMENT; (b) seek specific performance or injunctive relief to enforce performance of the undertakings, duties, and agreements provided herein, whether or not a remedy at law exists or is adequate; and (c) exercise any rights of a secured creditor under the Uniform
Commercial Code, as adopted and amended in Massachusetts, including the right to take possession of the COLLATERAL without the use of judicial process or hearing of any kind and the right to require the DEBTOR to assemble the COLLATERAL at such place as the SECURED
PARTIES may specify.

Section 5.2. Collection Of Accounts By Secured Parties. Subject to the terms of the
SUBORDINATION AGREEMENT, the SECURED PARTIES, following the occurrence of an EVENT
OF DEFAULT, may terminate the DEBTOR'S authority to collect the DEBTOR'S Accounts. Upon a termination of the DEBTOR'S authority, the SECURED PARTIES shall have the right to send notices of assignment or notices of the SECURED PARTIES' security interest to any and all account debtors or any third party holding or otherwise concerned with any of the COLLATERAL, and thereafter the SECURED PARTIES shall have the right to collect the DEBTOR'S Accounts and to take possession of the COLLATERAL and RECORDS relating thereto. All of the SECURED
PARTIES' collection expenses shall be charged to the DEBTOR'S account and added to the
OBLIGATIONS. If the SECURED PARTIES are collecting the DEBTOR'S Accounts as above provided, the SECURED PARTIES shall have the right (subject to the terms of the
SUBORDINATION AGREEMENT) to receive, indorse, assign and deliver in the SECURED
PARTIES' names or the DEBTOR'S name any and all checks, drafts and other instruments for the payment of money relating to the Accounts, and the DEBTOR hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. If the SECURED PARTIES are collecting the DEBTOR'S Accounts directly as above provided, the DEBTOR hereby constitutes the SECURED PARTIES or the SECURED PARTIES' designee(s) as the DEBTOR'S attorney-in-fact with power with respect to the Accounts: (a) to indorse the DEBTOR'S name upon all notes, acceptances, checks, drafts, money orders or other evidences of payment of
COLLATERAL that may come into the SECURED PARTIES' possession; (b) to sign the
DEBTOR'S name on any invoices relating to any of the Accounts, drafts against account debtors, assignments and verifications of Accounts and notices to account debtors; (c) to send verifications of Accounts to any Account Debtor; (d) to notify the Post Office to change the address for delivery of mail addressed to the DEBTOR to such address as the SECURED PARTIES may designate;
(e) to receive, open, and dispose of all mail addressed to the DEBTOR; and
(f) to do all other acts
and things necessary, proper, or convenient to carry out the terms and conditions and purposes and intent of this AGREEMENT. All acts of such attorney or designee are hereby ratified and approved, and such attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law in accordance with this AGREEMENT, with the exception of acts arising from actual fraud or gross and wanton negligence. The power of attorney hereby granted, being coupled with an interest, is irrevocable while any of the
OBLIGATIONS remain unpaid. Subject to the terms of the SUBORDINATION AGREEMENT, the
SECURED PARTIES, without notice to or consent from the DEBTOR, may sue upon or otherwise collect, extend the time of payment of or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any securities, instruments or insurances applicable thereto or release the obligor thereon. The SECURED PARTIES are authorized and empowered to accept the return of the goods represented by any of the Accounts, without notice to or consent by the
DEBTOR, all without discharging or in any way affecting the DEBTOR'S liability under the
SECURED PARTY DOCUMENTS. The SECURED PARTIES do not, by anything herein or in any assignment or otherwise, assume any of the DEBTOR'S obligations under any contract or agreement assigned to the SECURED PARTIES, and the SECURED PARTIES shall not be responsible in any way for the performance by the DEBTOR of any of the terms and conditions thereof.

Section 5.3. Sale Of Collateral. In addition to any other remedy provided herein, upon the occurrence of an EVENT OF DEFAULT but subject to the terms of the SUBORDINATION
AGREEMENT, the SECURED PARTIES, in a commercially reasonable fashion, may sell at public or private sale or otherwise realize upon, in Canton, Massachusetts, or elsewhere, the whole or, from time to time, any part of all COLLATERAL which is personal property, or any interest which the DEBTOR may have therein. Pending any such action, the SECURED PARTIES may collect and liquidate such COLLATERAL. After deducting from the proceeds of sale or other disposition of such COLLATERAL all expenses, including all expenses for legal services, the SECURED
PARTIES shall apply such proceeds toward the satisfaction of the OBLIGATIONS. Any remainder of the proceeds after satisfaction in full of the OBLIGATIONS shall be distributed as required by applicable LAW. Notice of any sale or other disposition shall be given to the DEBTOR at least ten
(10) days before the time of any intended public sale or of the time after which any intended private sale or other disposition of the COLLATERAL is to be made, which the DEBTOR hereby agrees shall be commercially reasonable notice of such sale or other disposition. The DEBTOR shall assemble, or shall cause to be assembled, at the DEBTOR'S own expense, the COLLATERAL at such place or places as the SECURED PARTIES shall designate. At any such sale or other disposition, the SECURED PARTIES may, to the extent permissible under applicable law, purchase the whole or any part of the COLLATERAL, free from any right of redemption on the part of the
DEBTOR, which right is hereby waived and released to the extent lawfully permitted. Without limiting the generality of any of the rights and remedies conferred upon the SECURED PARTIES under this Section, the SECURED PARTIES may, to the full extent permitted by applicable law but subject to the terms of the SUBORDINATION AGREEMENT: (a) enter upon the premises of the
DEBTOR, exclude therefrom the DEBTOR or any PERSON connected therewith, and take immediate possession of the COLLATERAL, either personally or by means of a receiver appointed by a court of competent jurisdiction, using all necessary force to do so; (b) at the SECURED
PARTIES' option, use, operate, manage, and control the COLLATERAL in any lawful manner; (c) collect and receive all income, revenue, earnings, issues, and profits therefrom; and (d) maintain, alter or remove the COLLATERAL as the SECURED PARTIES may determine in the SECURED
PARTIES' discretion.

Section 5.4. Remedies Cumulative. The rights and remedies provided in this AGREEMENT and in the other SECURED PARTY DOCUMENTS or otherwise under applicable
LAWS shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy.

Section 5.5. Obligations Are Unconditional. The payment and performance of the
OBLIGATIONS shall be the absolute and unconditional duty and obligation of the DEBTOR, and shall be independent of any defense or any rights of set-off, recoupment or counterclaim which the
DEBTOR might otherwise have against any of the SECURED PARTIES, and the DEBTOR shall pay absolutely all payments required to be made on the OBLIGATIONS, free of any deductions and without abatement, diminution or set-off other than those herein expressly provided.

ARTICLE 6
GENERAL CONDITIONS AND TERMS

Section 6.1. Continuing Obligation Of Debtor. The agreements and covenants of the
DEBTOR under this AGREEMENT shall remain in effect so long as any OBLIGATION is outstanding, unpaid or unsatisfied between the DEBTOR and any of the SECURED PARTIES.

Section 6.2. Binding Obligation. This AGREEMENT shall be binding upon the parties and their successors and assigns.

Section 6.3. Amendment. This AGREEMENT may be amended or altered only in writing signed by the party to be bound by the change or alteration.

Section 6.4. Time. Time is of the essence of this AGREEMENT.

Section 6.5. Choice Of Law. The laws of the Commonwealth of Massachusetts (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this AGREEMENT or which occurred or were to occur as a direct or indirect result of this AGREEMENT having been executed.

Section 6.6. Notices. Any notice required or permitted by or in connection with this
AGREEMENT shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the SECURED
PARTIES or the DEBTOR at the appropriate addresses set forth below or to such other addresses as may be hereafter specified by written notice by the SECURED PARTIES or the DEBTOR.
Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this
Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

If to the SECURED PARTIES:

GENERAL ELECTRIC CAPITAL CORPORATION,
Individually and as Agent
44 Old Ridgebury Road
Danbury, Connecticut 06810
Attn.: Senior Risk Manager
Fax No.: (203) 796-1315

THE CIT GROUP/EQUIPMENT FINANCING, INC.
1540 Fountainhead Parkway
Tempe, Arizona 85282
Attn.: Chief Credit Officer
Fax No.: (480) 858-1459

BANKNORTH, N.A.
One Portland Square
Portland, Maine 04112-9540
Attn.: Denise P. Boutin, Vice President
Fax No.: (207) 828-7420

If to the DEBTOR:

PLYMOUTH RUBBER COMPANY, INC.
104 Revere Street
Canton, Massachusetts 02021-2996
Attn.: Maurice J. Hamilburg, President
Fax No.: (781) 828-3168


Section 6.7. Effective Date. This AGREEMENT shall be effective as of the date first above written, independent of the date of execution or delivery hereof.

Section 6.8. Waiver Of Trial By Jury. Each party to this AGREEMENT agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this AGREEMENT or which in any way relates, directly or indirectly, to the OBLIGATIONS or any event, transaction, or occurrence arising out of or in any way connected with the OBLIGATIONS, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY
HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. The DEBTOR acknowledges and agrees that this Section is a specific and material aspect of this AGREEMENT and the understandings of the parties.

IN WITNESS WHEREOF, the SECURED PARTIES and the DEBTOR have duly executed this AGREEMENT under seal as of the date first above written. This AGREEMENT may be executed in counterparts and shall be enforceable against each signatory hereto regardless of whether all indicated signatories ultimately execute this AGREEMENT.

WITNESS/ATTEST:


SECURED PARTIES:
GENERAL ELECTRIC CAPITAL CORPORATION
By: (SEAL)
Kevin G. Wortman, Senior Vice President,
Strategic Asset Financing Group
Date: October ___, 2002

[Signatures Continued On The Following Page]

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WITNESS/ATTEST:

SECURED PARTIES (cont.):
THE CIT GROUP/EQUIPMENT FINANCING, INC.
By:          (SEAL)
Name:
Title:
Date: December ___, 2002


BANKNORTH, N.A.
By:         (SEAL)
Name:
Title:
Date: October ___, 2002


DEBTOR:
PLYMOUTH RUBBER COMPANY, INC.
By:         (SEAL)
Maurice J. Hamilburg,
President
Date: October ___, 2002


11